2011 Annual Meeting of
Shareholders
May 24, 2011

Certain matters discussed in this presentation are forward-
looking statements intended to qualify for the “safe harbor”
from liability established by the Private Securities Litigation
Reform Act of 1995. These forward-looking statements can
generally be identified as such because the context of the
statement will include words such as the Company “believes,”
“anticipates,” “expects” or words of similar import. Similarly, statements that describe the Company’s future plans,
objectives, estimates or goals are also forward-looking
statements that are subject to the risks and uncertainties that could cause actual results to differ materially from those
expressed or implied in the statements.
Forward Looking Statement

FINANCIAL
HIGHLIGHTS

Earnings Per Share

Revenue Growth
($ Millions)
13% growth in revenues

Record Performance
(Millions except per share amounts)
      Year Ended
      December 31,
      2010  2009
Operating Revenues   $ 102.7 $ 91.2
Operating Expenses  $ 76.1 $ 71.0
Net Income     $ 14.3 $10.0
Diluted Earnings per Share $ 0.96 $ 0.72
Net income up 43.6%

Timely and Adequate Rate Increases
 - Middlesex - $7.8 Million base rate increase
 Effective March 17, 2010
 - Tidewater - $0.4 Million DSIC rate increase
Customer Consumption
 - Customer Growth - Delaware
 - Economy
 - Water Use Trends

Operating Costs

Factors Impacting 2010
Financial Performance

Performance
(Millions except per share amounts)
     First Quarter Ended
      March 31,
      2011 2010
Operating Revenues   $ 24.0  $ 21.7
Operating Expenses    $ 19.2 $ 18.4

Net Income       $ 2.6 $ 1.6
Diluted Earnings per Share   $ 0.17 $ 0.11

Factors Impacting
2011 Financial
Performance
 - Middlesex - 2010 Rate Increase
Operating Costs
 - Labor and Benefits (Higher)
 - Water Production (Lower)
 - Uncollectible Accounts (Higher)

Utility Plant ($ Millions)

2011 Construction Program ($ Millions)
       2011
Distribution System:    $ 8.5
Technology:      $ 2.3
MWC RENEW Program:    $ 5.0
Plant Improvements:    $ 5.2
Other Infrastructure Needs:    $   1.9
    Total:   $22.9

2011 Construction Funding ($ Millions)

SRF Loans:    $ 7.8
Short Term loans  $ 2.0
Reinvestment Plan $ 1.4
Customer Advances $ 1.7
Net Cash Flows  $10.0
TOTAL FUNDING   $22.9

Dividends (Annual Rate)
2010 2009 2008 2007 2006
 $0.73 $0.72 $0.71 $0.70 $0.69

➢ Quarterly dividends paid since 1912
➢ Increased dividends for 38 consecutive years
➢ Current Dividend Yield: 4.1%
Dividend Achiever

Dividends Paid

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Middlesex Water Company, The Dow Jones Wilshire 5000 Index and a Peer Group
*$100 invested on 12/31/05 in stock or index-including reinvestment of dividends.
** Peer group includes American States Water Company, American Water Works, Inc., Aqua
America Inc., Artesian Resources Corp., California Water Service Company, Connecticut Water
Service, Inc., Pennichuck Corp., SJW Corp., York Water Company and Middlesex Water.

OPERATING
HIGHLIGHTS

Replaced 5,365 feet of 104-year old cast iron pipeline
under the Raritan River in Middlesex County, NJ

Water main replacement
project Voted “Project of
the Year” and set World
Record for Longest known
24-inch Fusable PVC Pipe
Installation using Horizontal
Directional Drilling
Special Focus:
✓ Pioneering Design
✓ Strategic Planning
✓ Contingency Planning
✓ Risk Management
✓ Experienced Partners
Marsh Main Project

Project Lauded for its Technical Complexity and Teamwork
✓AWWA OP Flow ✓Trenchless Technology ✓Trenchless International
✓ASCE Civil Engineering Magazine ✓Utility & Transportation Contractors Assn.

Perth Amboy 91-Year old
Reservoir Rehabilitation

40 Million Gallon Reservoir

Ground View

RENEW 2011
(Cast iron water main cleaning and lining project)
Aging Infrastructure: A NATIONAL ISSUE
RENEW…part of the solution!
• Year 15 of a 25-Year Program
• $4.0 million investment to replace
water mains, valves and fire hydrants
• 17,500 feet of 6-, 8 and 10--inch
main in the City of South Amboy, NJ
• Project funding by New Jersey
Environmental Infrastructure Trust

Southern Shores Treatment Plant
Rehabilitation

Water Quality…Our customers
depend on it!

 Using Technology to
 Improve Business
 Processes - ERP
Benefits
• Improved operating efficiencies
• Enhanced service to customers of all companies through
a sustainable platform
• Development of new skill sets and opportunities for
employees
General Ledger	Work and Asset Management
Accounts Payable	Mobile Workforce Management
Procurement	Time and Labor Management
Human Resources
Customer Care and Billing
COMPLETED   IN PROGRESS

SERVING OUR CUSTOMERS
AND OUR COMMUNITIES

Ownership/Operation
of Assets
Public/Private
Partnerships
Our Strength… One Enterprise Offering
Many Solutions

Customer Growth

Regulated vs. Non-Regulated
Customers

Operating Segments

CPCN Growth in Delaware

Investing in Facilities

Milton Plant Dedication
DE Governor Jack Markell congratulates company officials
upon touring Tidewater’s upgraded Wastewater Treatment
facility in the Town of Milton, DE.

Providing Sustainable
Wastewater Solutions
Wandendale

Informing the Public about the
Benefits of Wandendale

Public Education
Careers in the Water Industry
Prescription Drug
Take Back Day
2010 Water Quality
Report
Facility
Tours
Wise Water Use

Involved in our Local Communities
Big Wheels Day
Walk-a-thons
Mayor’s Healthy Challenge Cook-Off
Bowl For Hunger
Sponsorshipss

Meeting with local fire
professionals
Raising funds for local
food banks
Eco-Ventures Summer Day Camp

Partnering with Local Schools
Working with students
and serving as Principals for
the Day

Receiving a Proclamation from the
Mayor of Edison for National Drinking
Water Week 2011
Honoring Winners of the
Company’s 2011 Student Contest

Corporate Governance
Lead Director Role
Established in 2010
Jeffries Shein, 21- year
Director Named to Fill
that Role in 2010

Board Changes
Annette Catino
President and CEO of QualCare
Alliance Networks, Inc.
John P. Mulkerin
Retired, Former President and
CEO, First Sentinel Bancorp, Inc.

Board Changes (New Directors)
Amy B. Mansue
President and CEO of Children’s
Specialized Hospital
James Cosgrove, Jr. P.E.
Principal, Omni Environmental
LLC

Special Thanks to J. Richard Tompkins
Retiring after Three Decades of Service
to the Company and to the Industry
Chairman of the Board 1990-2010
President from 1981-2001
J. Richard Tompkins
Former Chairman and
President of Middlesex Water
Company

2011 Strategy for
Shareholder Value
✓ Seek organic customer growth and utility infrastructure
growth
✓ Pursue acquisitions at reasonable prices
✓ Continue Regulated and Non-regulated business and
contracts
✓ Consider complementary products and services
✓ Prudently invest in regulated utility infrastructure that
benefits our customers
✓ Recover costs through timely rate case filings
✓ Focus on geographic diversification

What the Analysts Are Saying…
“Overall, we view Middlesex as a well run utility, offering investors multi
-state exposure and associated growth opportunities outside its core operating utility.”
(Janney Montgomery Scott LLC, May 9, 2011)
“At 4.0%, Middlesex boasts the highest dividend yield within the water utility group, which has an average yield of 3.3%.”
(Robert W. Baird & Co. Inc., May 9, 2011)
“The company remains focused on receiving timely recovery of capital investments through rate relief, growing its customer base, managing risk, controlling expenses and exploring growth opportunities. With first quarter results satisfying these requirements, MSEX posted a solid quarter and its business continues to hum.”
(Sturdivant & Co., May 11, 2011)

Why Middlesex Water?
❖ Stable with long-term growth
potential
❖ Growing reputation for delivering
sound, technical water and
wastewater solutions
❖ Experienced management team
and active industry leader
❖Honest and ethical problem solver
❖History of dividend growth

Thank you for your interest, confidence and support!
A Provider of Water,
 Wastewater
and Related Products
 and Services